Exhibit 99.1

BARNWELL INDUSTRIES, INC.	P R E S S
R E L E A S E 1100 Alakea Street, Suite 500 Honolulu, Hawaii 96813 Telephone (808) 531-8400 Fax (808) 531-7181 Website: www.brninc.com

CONTACT:	Alexander C. Kinzler
Chief Executive Officer and President

Russell M. Gifford
Executive Vice President and Chief Financial Officer

Barnwell Industries, Inc. Announces Entry into Agreement for the Sale of Water Resources International, Inc. for Gross Proceeds of $2,000,000

Transaction Unlocks Substantial Shareholder Value; Sale Expected to Streamline Operations to Focus on Domestic and Canadian Oil and Natural Gas Business

HONOLULU, HAWAII, December 14, 2023 -- Barnwell Industries, Inc. (NYSE American: BRN) (“Barnwell” or the “Company”) today announced the entry into an agreement for the sale of Water Resources International, Inc. (“Water Resources”).  Water Resources provides deep drilling and well pumping services needed in the exploration and development of groundwater resources for government, commercial and private clients in Hawaii.  The sale to a local construction company is for gross proceeds of $2,000,000, subject to customary post-closing price adjustments and the purchaser’s completion of due diligence.  Proceeds from the sale, which is expected to close in early 2024, will be used for general corporate purposes, with a focus towards reinvestment in the Company’s oil and gas operations.

Strategic Rationale

•	The transaction supports Barnwell’s focus on simplifying its holding company operations and corporate structure.

•
The sale of Water Resources streamlines Barnwell as investors will be able to focus on the significant opportunities the Company has identified in its profitable domestic and Canadian oil and natural gas business.

•	The combination of the proceeds from the sale of Water Resources and anticipated holding company general and administrative expense savings further strengthens Barnwell’s debt-free balance sheet.

“Mr. Alexander C. Kinzler, Chief Executive Officer of Barnwell, commented, “We are pleased to announce the execution of the contract of sale for our water well contracting business to a local firm that has a long history of successful construction and infrastructure activities in Hawaii.   This strategic transaction will enhance both of our organizations, and we are confident that we leave Water Resources in capable hands.

“The proceeds from the sale will further our efforts to drill new wells at our Alberta, Canada, Twining field and to take positions in domestic energy assets as well.

“Barnwell management has worked closely under the strategic direction of our newly reconstituted Board of Directors to streamline our business and focus our resources on the highest return on invested capital opportunities.  The sale of Water Resources is an important milestone on that path.”

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.